UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) January 24, 2007
AT&T INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 E. Houston, San Antonio, Texas	78205
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On January 24, 2007, AT&T Mobility LLC (AT&T Mobility), formerly Cingular Wireless LLC, a wholly-owned subsidiary of the registrant AT&T Inc. (AT&T), announced its results of operations for the fourth quarter of 2006. The text of the press release and accompanying financial information are attached as exhibits and incorporated herein by reference.
On December 29, 2006, AT&T completed its acquisition of BellSouth Corporation (BellSouth) and step-acquisition of AT&T Mobility. AT&T’s consolidated results for the fourth quarter of 2006 include AT&T Mobility operational results for the final two days of the quarter, from the time of closing through year’s end.
Item 9.01 Financial Statements and Exhibits.
The following exhibits are furnished as part of this report:
(c) Exhibits
99.1	Press release dated January 24, 2007 reporting financial results for the fourth quarter ended December 31, 2006.

99.2	AT&T Mobility selected financial statements and operating data.

99.3	Discussions of OIBDA, ARPU and Normalized Results

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.
Date: January 24, 2007	By:	/s/ John J. Stephens
John J. Stephens
Senior Vice President and Controller

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